

ENER-CORE

Introducing the cleanest gas turbine ever built.

Waste-to-Energy Platform

Forward Looking Statements

This presentation has been prepared by Ener-Core, Inc. (the "Company"). It should not be considered as an offer or invitation to subscribe for or purchase any securities in the Company or as an inducement to make an offer or invitation with respect to those securities. No agreement to subscribe for securities in the Company will be entered into on the basis of this presentation or any information, opinions or conclusions expressed in the course of this presentation.

This presentation is not a prospectus or other offering document under U.S. law or under any other law. It has been prepared for information purposes only. This presentation contains general summary information and does not take into account the investment objectives, financial situation and particular needs of any individual investor. It is not investment advice and prospective investors should obtain their own independent advice from qualified financial advisors regarding their own financial objectives, financial situation and needs.

This presentation and information, opinions or conclusions expressed in the course of this presentation contains forecasts and forward-looking information. Such statements are based on a number of estimates and assumptions that, while considered reasonable by management at the time, are subject to significant business, economic and competitive uncertainties. These forecasts, projections and information are not a guarantee of future performance or expected results and involve unknown risks and uncertainties. Actual results and developments will almost certainly differ materially from those expected by the Company (either expressed or implied in this presentation). There are a number of risks, both specific to the Company and of a general nature, which may affect the future operating and financial performance of the Company as well as the value of an investment in the Company, including and not limited to the following: economic conditions; stock market fluctuations; uncertainty of future revenues; limited operating history; uncertain market acceptance for our technology; potential difficulty in managing growth; costs of sales and materials; intellectual property protection; disclosure of trade secrets; rapid technological change among competitors; dependence on suppliers; risks of doing international business; state, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements; costs and effects of legal and administrative proceedings, settlements, investigations and claims; the inherent risks associated with the operation and potential construction of power generation systems, including environmental, health, safety, regulatory and financial risks; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates; unusual maintenance or repairs and electric transmission system constraints; the performance of electric generation facilities; and the need for and availability of future financing in order for the Company to carry out its business plan. The forward-looking information contained in this presentation are as of the date hereof and the Company does not expect to update the forward looking information contained in this presentation.

This presentation speaks as of June 20, 2018. Neither the delivery of this presentation nor any further discussions by the Company or its representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since such date. The Company does not intend, and does not assume any obligation, to update or correct any information included in this presentation.

Corporate Overview



- Ener-Core, a small public company based in Irvine, California, is looking to grow its waste-to-energy platform
- Over the past eight years have invested $40 million developing a groundbreaking gas turbine combustion chamber.
  - Combined Heat & Power systems operate with near zero NOx emissions.
  - Utilizes waste gases as a premium fuel replacement or supplement which significantly reduces operating costs.
  - Integrated with a Dresser-Rand (a Siemens Company) 2MW gas turbine (KG2).
  - Initial systems utilizing the Ener-Core technology are deployed at Pacific Ethanol Plant in Stockton, CA
- Developing two projects in California
  - first facility uses free landfill gas to run the turbo-generator and the heat to dry sewage sludge (bio-solids) and run an anaerobic digester
  - second facility will burn VOCs from a large printing plant and use the heat for process, saving money and allowing expansion of the plant
- Early commercialization stages of heavily patented technology
- Founded in 2008; 10 employees
- Operating loss of $5.6 million in 2017 (excludes $6.4 million of non-cash expenses consisting of debt discount amortization, depreciation, and stock compensation expenses)
- Operating income of $0.1 million for Q1-2018 (excludes $1.3 million of non-cash expenses – debt discount)
- Management expects positive cashflow in 2019 from license business
- In collaboration, Dresser-Rand and Ener-Core are currently targeting wastewater treatment plants, oil and gas facilities, petrochemical plants, landfills, and various other manufacturing and industrial plants as strong candidates for the new technology.
- Experienced management team with extensive experience in this space.

Opportunity

- Strong macro trends expected for growth in waste to energy
- Management estimates that the global market for this type of waste gas-to-energy equipment is approximately $75 billion (based on methane gas emissions reported by the US EPA and data from government ministries of other industrialized countries)
- Industry participants can reduce spending for compliance with environmental standards by using these waste gases to generate electricity rather than spending substantial amounts of money to destroy or abate them
- Many industrial sites wish to have an on-site cogeneration plant, but prefer to have these facilities owned and operated by a third-party energy services company
- Besides licensing its technology, the Company has a pipeline of projects where it expects to be the developer on a build-own-operate model
- Management sees significant opportunity using waste gases in areas where other developers (without this technology) cannot get permits, or where abatement costs will be uneconomical.









Solutions & Strategies



Management believes that the deployment of their technology in industrial facilities will enable businesses to expand, generate electricity in a regulatorily compliant manner, and be financially profitable, without utilizing subsidies and grants (although these subsidies and grants are available)

- Technology enables participants in a wide range of industries to lower operating costs by generating clean, on-site electricity and thermal energy from their waste gas by-products
    - first major customer installation of two power stations with 3.5 mega-watt total power capacity and 28,000 pounds per hour of steam, commenced operation in January 2018, and is expected to be fully commissioned in July 2018
    - coordinated by Dresser-Rand (a Siemens Company), which has entered into a long-term license for Ener-Core's technology in the 1-4Mw size - projected to produce substantial recurring future revenues
    - in collaboration with the Siemens international sales teams, Company is also targeting wastewater treatment plants, oil and gas facilities, petrochemical plants, landfills and other industrial and manufacturing plants as potential customers for deployment of Ener-Core's technology
    - plans to enter into additional license agreements for systems with different power capacities with first-tier global turbine manufacturers
    - each additional license agreement expected to deploy additional products into the market and generate additional cash flows from the license fees
    - plans to develop additional projects (as well as partnering with established energy project developers), to participate in the ownership of these plants while further accelerating deployment of more systems in the field

Business Model

- **License Agreement with Dresser-Rand (a Siemens Company):**
  - $400-$600K per unit sold
  - Cash expenses of $3.5M for core team + overhead
  - 1,000 hours for KG2 units to date
- **Project Opportunities – provides asset base and annuity:**
  - 15-35%+ unlevered IRR projects under evaluation
  - Multiple vertical markets – "follow the gas" fuel source
  - Monetize through project development fees +:
    - Build/own + operate + maintain
    - Build/sell + maintain
    - Build/sell with residual + maintain
  - Highly leverageable for project investment after ~10,000 hours of service

Management



Domonic Carney – Principal Executive Officer & CFO (Hired 2014)
Strong Finance and Management background. Responsible for company and project financing and public company oversight. Seasoned clean-tech corporate finance executive with over twenty-five years of experience in high-growth environments including eleven years as CFO for companies bringing innovative power equipment technologies to market for NYSE MKT and Nasdaq OTC listed companies. Successfully raised over $300 million of debt, equity, and project financing transactions and closed over $200 million of M&A transactions. CFO of Composite Technology Corporation, a clean tech company in Southern California. Helped the company grow from pre-revenue to over $75 million in revenue within three years. Began career with Deloitte & Touche. Spent over ten years in VC-backed high tech software, networking, and Internet startups in the Bay Area and Southern California. CPA (inactive). Northeastern University: Masters in Accounting; Dartmouth College: B.S. in Economics.



Douglas Hamrin - Vice President, Thermal Oxidizer Engineering (Hired 2008)
Strong technical engineering and product development background with a proven record of product development and launch. Responsible for the technical development of the oxidizer at Ener-Core and product integration with partners and equipment providers. Ten year veteran at Ener-Core – since inception. Filed 17 patents on Ener-Core Technology. Held positions as Technical Manager, Applications for Honeywell Turbo Technologies, the Director of Fuel Systems at Capstone Turbine Corporation, and Engineering at Generals Motors Powertrain Division. Led engineering teams to develop gas turbine solutions, customized turbochargers for large volume OEM customers, fuel systems, and spark ignition engines. Massachusetts Institute of Technology: M.S., Mechanical Engineering; Illinois Institute of Technology, B.S., Mechanical Engineering.



Mark Owen – Vice President of Operations and Business Development (Hired 2015)
Strong sales, marketing, and project development background. Responsible for the go-to market strategy and execution including commercial development and license relations with Dresser Rand (a Siemens Company) and the development, evaluation, and implementation of the project initiatives. 30 years of experience in full-circle project development and implementation including the commercialization, installation, and operational servicing of various types of air pollution control and waste treatment system projects with project budgets between $1 million and $25 million (>$200 million in total). Executive project manager for several high profile environmental projects for Fortune 500 Companies across many manufacturing sectors, including oil and gas, aerospace, and pharmaceutical industries. Recent projects include natural gas liquids processing, solvent recovery processing, crude transfer stations, coatings & finishings, packaging, and wastewater treatment.



ENER-CORE

Technical Supplement

< 1 PPMV NOx
< 1 PPMV CO
> 99% Destruction Efficiency of Waste Gas

Intellectual Property and Industry Awards

POWER-GEN EUROPE

THE NEW ECONOMY AWARDS 2014



Significant IP Estate Protects Power Oxidation Technology Worldwide

- 65 patent applications filed worldwide
- 48 patents granted worldwide, all awarded in last four years
- Other key components are protected as trade secrets

Industry Accolades

- **January 2015 –** Inc. Magazine features Ener-Core as one of "Three of the Hottest CleanTech Companies on the Planet"
- **January 2015 –** Ener-Core wins the 2014 New Economy Award for Best Air and Environment Solutions
  - *Award announced at the World Economic Forum in Davos, Switzerland*
  - *Cited as a "Ground Breaking" solution for the world's methane pollution problem*
- **June 2015 –** Ener-Core wins best paper at POWER-GEN Europe in Renewable Energy Strategy, Business & Integration


The United States of America


Inc.
Small Business is Rocking
COMPANY OF THE YEAR

WORLD ECONOMIC FORUM

ABC's of the Ener-Core Technology

Residence Time & Temperature



What makes the Ener-Core system different from a standard turbine?

It starts with understanding the gas turbine basics

ENER-CORE

ABC's of the Ener-Core Technology

Residence Time & Temperature

1) Ambient air is drafted into the compressor where it is pressurized to match the turbine requirements.



3) The 16,000 SCFM of 1050ºF/566ºC air is exhausted to atmosphere or utilized in the plant.

2) Premium fuel is then mixed with the compressed air in the combustion chamber where it expands (more compression). This produces the energy required to rotate the turbine in decompression.

ENER-CORE

ABC's of the Ener-Core Technology

Residence Time & Temperature

The Ener-Core oxidizer replaces the *in situ* combustion chamber with a more robust combustion chamber that provides longer residence times and can handle more challenging gases.



Turbine
Air Intake
Combustion Chamber

ENER-CORE

ABC's of the Ener-Core Technology

Residence Time & Temperature


It's All About the Residence Time and Temperature
3 Second Residence Time at 1800F

ABC's of the Ener-Core Technology

Residence Time & Temperature


Ener-Core
Oxidizer
Filter
Emissions
Direct Inject
Emissions
Aspirated

Cleanest Gas Turbine Ever Built

Ener-Core's flameless operation.

While NOx is always forming when CH4 is being oxidized, measurable amounts begin forming at around 2300ºF/1260ºC.

The Ener-Core unit operates at temperatures < 1900ºF/1038ºC Almost 400ºF/204ºC below the temperatures where significant NOx begins forming.

Longer residence time for high destruction efficiency of contaminants.
<1 PPMV NOx emissions.

ABC's of the Ener-Core Technology

Residence Time & Temperature



Ener-Core Oxidizer
Filter
Emissions Direct Inject
Emissions Aspirated

Heat Energy Utilization

- Boiler - Steam
- Adsorption chiller
- Various solids dryers
- Ovens & curing
- Climate control
- Heat transfer fluids
- Liquid waste evaporators
- Low temperature thermal desorption

ENER-CORE

Why Combined Heat & Power?

Because it is cheaper to make electricity locally and utilize the heat energy than it is to buy electricity and make your own heat.

Industrial manufacturers put a premium on the heat, because it is inefficient or impractical to import.

All Industrial CHP Technical Potential (Including Topping Cycle CHP and WHP CHP)

		50-500 kW		0.5 - 1 MW		1 - 5 MW		5 - 20 MW		> 20 MW		Total	
SIC	Industrial Business Type	Sites	50-500 kW (MW)	Sites	0.5-1 MW (MW)	Sites	1-5 MW (MW)	Sites	5-20 MW (MW)	Sites	>20 MW (MW)	Total Sites	Total MW
12	Mining, Except Oil and Gas	0	0	1	1	0	0	0	0	0	0	1	1
13	Oil and Gas Extraction	14	3	4	2	2	2	0	0	0	0	20	7
20	Food	852	155	131	97	132	263	30	240	1	21	1,146	776
22	Textiles	113	24	15	13	28	54	1	6	0	0	157	96
24	Lumber and Wood	258	43	36	25	27	47	0	0	0	0	321	116
25	Furniture	22	3	1	1	0	0	0	0	0	0	23	3
26	Paper	146	39	32	22	31	60	2	13	0	0	211	134
27	Printing	62	8	12	8	3	7	0	0	0	0	77	23
28	Chemicals	492	94	123	91	181	430	39	331	5	165	840	1,111
29	Petroleum Refining	3	0.6	10	8	42	102	6	48	21	1,268	82	1,427
30	Rubber/Misc Plastics	469	71	31	21	16	25	0	0	0	0	516	117
32	Stone/Clay/Glass	2	0.5	1	1	13	48	14	122	1	33	31	204
33	Primary Metals	74	21	30	23	23	47	1	17	0	0	128	107
34	Fabricated Metals	234	29	4	2	0	0	0	0	0	0	238	31
35	Machinery/Computer Equip.	13	2	5	3	5	9	0	0	0	0	23	14
37	Transportation Equip.	242	35	21	14	18	45	6	53	0	0	287	147
38	Instruments	121	15	4	3	9	15	0	0	0	0	134	33
39	Misc. Manufacturing	57	7	1	1	1	1	0	0	0	0	59	9
49	Gas Processing	19	4	2	2	0	0	0	0	0	0	21	6
	Total	3,193	553	464	338	531	1,155	99	831	28	1,486	4,315	4,362

California Data


Existing CHP
CHP Technical Potential
Alabama
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming
0
5
10
15
20
25
30
35
Capacity (GW)

2016 US Department of Energy

Note: These numbers from the USDE don't take into account waste gas as fuel opportunities.

ENER-CORE